Exhibit 4.1

0000001 SPECIMEN SEE REVERSE FOR IMPORTANT NOTICE REGARDING OWNERSHIP AND TRANSFER RESTRICTIONS AND CERTAIN OTHER INFORMATION COMMON STOCK SEE REVERSE FOR CERTAIN DEFINITIONS FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK CONNECTM TECHNOLOGY SOLUTIONS, INC. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER VICE PRESIDENT, US OPERATIONS AND SECRETARY transferable on the books of the Corporation in Person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and Bylaws, as they may be amended, of the Corporation (copies of which are on file with the Corporation and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. WITNESS the facsimile signatures of the Corporation’s duly authorized officers. CUSIP 207944 10 9

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